TF1 P-2 12/08

SUPPLEMENT DATED DECEMBER 22, 2008 TO THE
PROSPECTUS DATED JULY 1, 2008

OF

FRANKLIN TAX-FREE TRUST

(Franklin Insured Tax-Free Income Fund)

The Prospectus is amended as follows:

I. The “Main Investment Strategies” section is amended by deleting the second and third paragraphs under that section and replacing them with the following:

As a nonfundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in insured municipal securities. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Insured municipal securities are covered by insurance policies that guarantee the timely payment of principal and interest. Generally, under normal market conditions, the Fund invests in insured municipal securities covered by policies issued by municipal bond insurers rated at least BBB. The Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.

In addition to investing at least 80% of its net assets in insured, municipal securities, the Fund may invest the balance (up to 20%) of its net assets in the following types of securities: (i) uninsured municipal securities secured by an escrow or trust account containing direct U.S. government obligations: (ii) municipal securities rated in one of the top four ratings by a U.S. nationally recognized rating service (or comparable unrated securities), which may include uninsured securities; or (iii) uninsured, short-term, tax-exempt securities rated in the top rating, pending investment in longer-term municipal securities.

II. The "Main Risks" section is amended by adding the following:

Bond Insurers' Downgrade Risk

Market conditions affecting the ratings of municipal bond insurance companies may further deteriorate. A downgrade of municipal bond insurers rated above BBB would substantially limit the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities meeting the Fund's investment guidelines.

Please keep this supplement for future reference.